SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2007

CHITTENDEN CORPORATION

(Exact name of Registrant

as specified in charter)

Vermont	001-13769	03-0228404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont	05401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 660-1410

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2007, the Executive Committee of the Board of Directors of Chittenden Corporation (the “Corporation”) approved the following material compensatory arrangements to which its principal executive officer, principal financial officer and named executive officers are parties:

1. The Executive Committee approved the non-equity incentive plan compensation for the five named executive officers for the calendar year 2006. This compensation represents amounts earned by the named executive officers under the Corporation’s Executive Management Incentive Compensation Plan. This Plan is designed to provide annual cash awards to certain employees of the Corporation and its affiliates in the event certain objective financial performance goals and/or individual performance goals are achieved. There are other pieces of the Corporation’s executive compensation that are based on the Corporation’s performance as measured against the relevant financial performance goals, such as the 401(k) profit-sharing match (for both the Corporation’s 401(k) Plan and the Supplemental Savings Plan (“SERP”)). The profit-sharing match that is made into the SERP also impacts the 2006 contribution into the Supplemental Executive Retirement Plan for the Corporation’s Chief Executive Officer.

Set forth below is the Summary Compensation Table included in the Corporation’s proxy statement for its 2007 Annual Meeting of Stockholders (as filed with the Securities and Exchange Commission on March 9, 2007), which has been revised as if such non-equity incentive plan and other compensation information had been available as of such date.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the fiscal year ending December 31, 2006 awarded to or earned by the Chief Executive Officer, the Chief Financial Officer of the Corporation, and the three highest paid Executive Officers of the Corporation whose total compensation earned in 2006 exceeded $100,000.

		Annual Compensation		Awards			Other		Total
(a)	(b)	( c )	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Paul A. Perrault President/CEO	2006	$625,992	$—	$271,220	$361,000	$567,900	$9,357	$410,096	$2,245,565
Kirk W. Walters Executive Vice Pres./ Chief Financial Officer	2006	$270,000	$—	$106,551	$180,500	$243,000	$2,753	$66,607	$869,411
John W. Kelly President Chittenden Trust Co.	2006	$340,000	$—	$154,980	$180,500	$289,000	$10,615	$105,755	$1,080,850
John P. Barnes Executive Vice Pres.	2006	$260,000	$—	$106,551	$180,500	$234,000	$4,920	$74,369	$860,340
Danny O’Brien President Ocean National Bank	2006	$250,000	$—	$67,812	$108,300	$187,500	$8,778	$60,215	$682,605

Summary Compensation Table—Footnotes

1.	No discretionary bonuses were awarded in 2006.

2.	Totals in this column represent the 2006 expense associated with the 2005 and 2006 performance share grants that were made to the named executives. The FAS 123R expense for 2005 awards is $26.58 per share and for 2006 awards it is $29.11 per share.

3.	The grant price for all options was set at the FMV of Chittenden Corporation stock on the date of grant. Options vested in equal quarterly installments over 2006. The compensation reflected represents the expense recognized under FAS123R, which was $7.22 per option.

4.	The compensation shown in this column represents payments earned under the Executive Management Incentive Compensation Plan (EMICP). The amounts earned by Messrs. Perrault, Walters, Kelly, Barnes and O’Brien for 2005 performance that was paid in 2006 were $610,000, $260,000, $325,000, $250,000 and $169,750 respectively.

5.	The figures in this column are comprised of the total of the change in pension value plus above-market earnings on deferred compensation. The change in pension value for Mr. Perrault, Mr. Walters, Mr. Kelly, Mr. Barnes and Mr. O’Brien was $7,000, $2,000, $8,000, $4,000 and $8,000, respectively, and the above-market earnings on the Chittenden Corporation Supplemental Savings Plan (SERP) was $2,357, $753, $2,615, $920 and $778, respectively.

6.	Totals in this column are comprised of: (1) a 401(k) plan Corporation match and an additional profit sharing match shown as one total. The Corporation match in 2006 was 35%; (2) the parallel match made under the Chittenden Corporation Supplemental Savings Plan (SERP) established in January 1997; (3) the core contributions made to the qualified and non-qualified savings plans as determined by IRS regulations reported as one total; (4) the 2006 contribution to Mr. Perrault’s Supplemental Executive Retirement Plan (SERP) benefit which may be granted based on the Corporation’s annual results as measured by ROE, which was $241,599; and (5) for Messrs. Perrault and Kelly, the expense associated with those perquisites received by each executive during fiscal year 2006 that when considered in aggregate has a value of greater than $10,000. Specifically, these were a car, tax preparation assistance and a country club membership. In addition, for security purposes, the Corporation maintains a security system in Mr. Perrault’s home. The figures, respectively, are as follows: Mr. Perrault—$4,620, $4,306, $137,429, and $16,809; Mr. Walters—$4,620, $6,502, and $48,252; Mr. Kelly—$4,620, $9,333, $71,699, and $10,122; Mr. Barnes—$4,620, $6,082, and $56,444; Mr. O’Brien—$4,620, $4,192, and $43,545.

2. The Executive Committee awarded Performance Share Awards to the following individuals who will potentially earn the target award specified below at the end of the three-year performance cycle if the performance measures are attained:

Executive Officer	Target Shares for 3-Year Cycle
Paul A. Perrault	8,900
John W. Kelly	5,300
Kirk W. Walters	4,400
John P. Barnes	3,300
Danny H. O’Brien	2,500

These awards were made by the Executive Committee pursuant to the Corporation’s Performance Share Program which governs Performance Share Awards under the Corporation’s Stock Incentive Plan.

3. The Executive Committee of the Board of Directors awarded to the five named executive officers, options to purchase shares of common stock of the Corporation as follows:

Executive Officer	Number of Options
Paul A. Perrault	50,000
John W. Kelly	33,000
Kirk W. Walters	30,000
John P. Barnes	27,000
Danny H. O’Brien	15,000

These options have an exercise price of $31.20 per share and a term of 7 years, and will be fully vested on December 31, 2007. These options were made pursuant to the Corporation’s Stock Incentive Plan.

4. The Executive Committee of the Board of Directors awarded to the five named executive officers restricted stock awards as follows:

Executive Officer	Number of Shares
Paul A. Perrault	8,900
John W. Kelly	5,300
Kirk W. Walters	4,400
John P. Barnes	3,300
Danny H. O’Brien	2,500

These awards have a grant date value of $31.20 per share and cliff vest at the end of three years. These awards were made by the Executive Committee pursuant to the Corporation’s Stock Incentive Plan, and the form of Restricted Stock Award Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:	/s/ F. Sheldon Prentice
Senior Vice President, General Counsel and Secretary

DATE: March 27, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Award Agreement